Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 10, 2014, amends the Credit Agreement (the “Credit Agreement”) dated as of February 22, 2012 among PHILLIPS 66, a Delaware corporation (the “Borrower”), PHILLIPS 66 COMPANY, a Delaware corporation (the “Initial Guarantor”), the lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as amended by the First Amendment to Credit Agreement dated as of June 10, 2013.
Preliminary Statement: The parties desire to amend the Credit Agreement to (i) extend the Commitment Termination Date, (ii) amend the Pricing Grid, (iii) increase the aggregate Commitments to $5,000,000,000, and (iv) make certain other amendments as provided herein. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date, refer to the Credit Agreement as amended hereby.
I. AMENDMENT
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Credit Agreement is amended as follows:
1.1     Extension of Maturity. The definition of “Commitment Termination Date” in Section 1.1 of the Credit Agreement is amended by deleting the words “June 8, 2018” and replacing them with “December 10, 2019”.
1.2     Amended Pricing Grid. The Pricing Grid (set forth in Annex A to the Credit Agreement) is deleted and replaced by the Pricing Grid set forth below. The Pricing Grid set forth below shall apply to interest and fees accruing under the Credit Agreement on and after the Amendment Effective Date. The Pricing Grid in effect prior to the Amendment Effective Date shall continue to apply to interest and fees accruing under the Credit Agreement before the Amendment Effective Date.

Senior Debt Ratings	Level 1	Level 2	Level 3	Level 4	Level 5
	A or A2 (or above)	A- or A3	BBB+ or Baa1	BBB or Baa2	BBB- or Baa3 (or lower)
Applicable Margin for Eurocurrency Loans	0.875%	1.000%	1.125%	1.250%	1.500%
Applicable Margin for Reference Rate Loans	0.000%	0.000%	0.125%	0.250%	0.500%
Commitment Fee	0.080%	0.100%	0.125%	0.175%	0.200%

1.3    Increased Commitments; Amended Schedule I.
(a)    The definition of “Commitment” is amended by revising the proviso at the end to read as follows: “provided that the Commitments shall not at any time exceed (x) $5,000,000,000 in the aggregate,

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or (y) after any Commitment increase pursuant to Section 2.4(c), the aggregate amount of the Commitments as so increased, but in no event more than $6,000,000,000.”
(b)     Schedule I of the Credit Agreement is amended in its entirety to read as set forth on Schedule I attached hereto (“Schedule I”).
(c)    Section 2.4(c) of the Credit Agreement is amended by deleting “$5,500,000,000” and replacing it with “$6,000,000,000”.
1.4    Other Amendments. Other provisions of the Credit Agreement (other than amendments to Article 2 and Section 1.1) are amended as set forth on Annex A attached hereto, certain provisions of Article 2 (Amount and Terms of Commitments) of the Credit Agreement are amended as set forth on Annex B attached hereto, Section 1.1 (Defined Terms) of the Credit Agreement is amended as set forth on Annex C attached hereto, and Schedule III is added to the Credit Agreement and shall read in its entirety as set forth on Schedule III attached hereto.
II. REPRESENTATIONS AND WARRANTIES
Each Loan Party hereby represents and warrants that:
(a)prior to and after giving effect to this Amendment, the representations and warranties of such Loan Party (other than those representations and warranties that were made only on the Closing Date) set forth in the Credit Agreement are true and correct in all material respects (provided that the foregoing materiality qualifier shall not be applicable to the representations and warranties that are subject to a materiality qualifier in the text thereof);
(b)this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(c)prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists on and as of the date hereof.
III. CONDITIONS TO EFFECTIVENESS
3.1     Effectiveness. This Amendment shall be effective on the date that the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):
(a)     The Administrative Agent shall have received the following, each dated as of the Amendment Effective Date:
(i)counterparts of this Amendment, executed by the Administrative Agent, each Issuing Bank, each Lender with a Commitment under the Credit Agreement as amended hereby, and each Loan Party;
(ii)a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the authorization of such Loan Party to execute each Loan Document to which such Loan Party is party, (B) the charter, bylaws or other organizational documents of such Loan Party (or certification that the organizational documents delivered on the Closing Date or the First Amendment Effective Date, as applicable, have not been modified), and (C) the names and true signatures of the officers

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executing any Loan Document on behalf of such Loan Party on the Amendment Effective Date, and otherwise in form and substance reasonably satisfactory to the Administrative Agent;
(iii)a certificate, in form and substance reasonably satisfactory to the Administrative Agent, signed by a Financial Officer of the Borrower certifying that (A) no Default or Event of Default has occurred and is continuing, and (B) each of the representations and warranties made by each Loan Party in the Credit Agreement (other than those representations and warranties that were made only on the Closing Date) are true and correct in all material respects (provided that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof);
(iv)favorable written opinions, reasonably satisfactory to the Administrative Agent, of each of Bracewell & Giuliani LLP, counsel to the Loan Parties, and of in-house counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, covering such matters relating to the Loan Parties and the Loan Documents as the Administrative Agent shall reasonably request; and
(v)on or before the date that is five days prior to the Amendment Effective Date (or such later date as the Administrative Agent shall reasonably agree) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent a reasonable period in advance of the date that is five days prior to the Amendment Effective Date.
(b)    (i) The Borrower shall have paid to each Departing Lender (as defined in Section 4.1 below) unpaid accrued interest, unpaid accrued Commitment Fees, and other amounts payable to such Departing Lender under the Credit Agreement, (ii) the Borrower shall have paid to each other Lender unpaid accrued Commitment Fees, and (iii) in the event that there are outstanding Loans under the Credit Agreement, each Departing Lender shall have received (or the Administrative Agent shall have received for the account of such Departing Lender), pursuant to the assignment described in Article IV of this Amendment, the amount due to such Departing Lender in respect of principal of such Loans.
(c)    The Borrower shall have paid fees and expenses that are required to be paid or reimbursed by the Borrower pursuant to the Loan Documents or pursuant to the commitment letter or the Fee Letters executed in connection with this Amendment on or before the Amendment Effective Date, in each case to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date.
Without limiting the generality of the provisions of Section 8.3(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to be satisfied with each document or other matter required hereunder to be satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
IV. REALLOCATION AND INCREASE OF COMMITMENTS
4.1     Reallocation and Increase of Commitments; New Lender(s). The Lenders agree among themselves to reallocate their respective outstanding Loans and Commitments, as set forth on Schedule I, to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”), and (b) allow certain additional Persons who qualify as Purchasing Lenders to become parties to the Credit Agreement, each as a Lender (each, a “New Lender”), by acquiring an interest in the Commitments. “Departing Lenders” means Lenders, if any, that desire to assign all of their rights and obligations as Lenders under the Credit Agreement to the other Lenders and to no longer be parties to the Credit Agreement.

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4.2     Assignment by Certain Lenders. Each of the Administrative Agent, the Issuing Banks, and the Borrower consents to (a) the reallocation of the Commitments as set forth on Schedule I, (b) the reallocation of the outstanding Loans in accordance with each Lender’s Commitment Percentage as set forth on Schedule I, (c) the increase in each Increasing Lender’s Commitment as set forth on Schedule I, (d) each Departing Lender’s assignment of its rights and obligations under the Credit Agreement to the Increasing Lenders and the New Lenders, to the extent needed to achieve the Commitment levels set forth on Schedule I, and (e) each New Lender’s acquisition of an interest in the Commitments as set forth on Schedule I. On the Amendment Effective Date and after giving effect to such reallocation and increase of the Commitments, the Commitment and Commitment Percentage of each Lender shall be as set forth on Schedule I and the Commitment of each Departing Lender shall terminate.
4.3     Assignment Terms. The reallocation of the Commitments among the Lenders (including the New Lenders), including the assignment by the Departing Lenders of their rights and obligations under the Credit Agreement to the Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if such Lenders and the Departing Lenders had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the processing and recordation fees set forth in Section 9.6(c) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4.3.
V. AFFIRMATION AND RATIFICATION
Each Loan Party hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party. The Initial Guarantor expressly ratifies the Subsidiary Guarantee and ratifies and confirms that the Subsidiary Guarantee remains in full force and effect, including with respect to the Obligations as amended hereby.
VI. MISCELLANEOUS
This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed and interpreted in accordance with the law of the State of New York. The provisions of Sections 9.10 (Jurisdiction; Venue) and 9.13 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment, all of the provisions of the Credit Agreement shall remain the same.

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Attachments:
Schedule I     Schedule I (Commitments)
Schedule III    Schedule III (Subordination Terms)
Annex A    Other Amendments to the Credit Agreement (other than amendments to Article 2 and             Section 1.1)
Annex B    Amendments to Article 2 of the Credit Agreement
Annex C    Amendments to Section 1.1 of the Credit Agreement

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
BORROWER:
PHILLIPS 66

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: Vice President and Treasurer

INITIAL GUARANTOR:
PHILLIPS 66 COMPANY

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: Vice President and Treasurer

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank and a Lender

By:    /s/ Dave Katz
Name:    Dave Katz
Title:    Executive Director

Signature Page to Second Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as an Issuing Bank and a Lender

By:    /s/ Patricia Dundee
Name:    Patricia Dundee
Title:    Authorised Signatory

Signature Page to Second Amendment to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as an Issuing Bank and a Lender

By:    /s/ Maria Ferradas
Name:    Maria Ferradas
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as an Issuing Bank and a Lender

By:    /s/ Joseph Scott
Name:    Joseph Scott
Title:    Managing Director

Signature Page to Second Amendment to Credit Agreement

BARCLAYS BANK PLC,
as an Issuing Bank and a Lender

By:    /s/ Ronnie Glenn
Name:    Ronnie Glenn
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

CITIBANK, N.A.,
as an Issuing Bank and a Lender

By:    /s/ Michael Vondriska
Name:    Michael Vondriska
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as an Issuing Bank and a Lender

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Whitney Gaston
Name:    Whitney Gaston
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

DNB CAPITAL LLC,
as a Lender

By:    /s/ Joe Hykle
Name:    Joe Hykle
Title:    Senior Vice President

By:    /s/ Jill Ilski
Name:    Jill Ilski
Title:    First Vice President

Signature Page to Second Amendment to Credit Agreement

DNB BANK ASA, NEW YORK BRANCH,
as an Issuing Bank

By:    /s/ Kristie Li
Name:    Kristie Li
Title:    First Vice President

By:    /s/ Anders Platou
Name:    Anders Platou
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

GOLDMAN SACHS BANK USA,
as an Issuing Bank and a Lender

By:    /s/ Rebecca Kratz
Name:    Rebecca Kratz
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

ROYAL BANK OF CANADA,
as an Issuing Bank and a Lender

By:    /s/ Jay Sartain
Name:    Jay Sartain
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ John Frazell
Name:    John Frazell
Title:    Director

Signature Page to Second Amendment to Credit Agreement

BNP PARIBAS,
as a Lender

By:    /s/ Claudia Zarate
Name:    Claudia Zarate
Title:    Director

By:    /s/ Nicolas Anberree
Name:    Nicolas Anberree
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Ming K. Chu
Name:    Ming K. Chu
Title:    Vice President

By:    /s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

LLOYDS BANK plc.,
as a Lender

By:    /s/ Stephen Giacolone
Name:    Stephen Giacolone
Title:    Assistant Vice President - G011

By:    /s/ Daven Popat
Name:    Daven Popat
Title:    Senior Vice President - P003

Signature Page to Second Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ M. Colin Warman
Name:    M. Colin Warman
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Jeffrey Cobb
Name:    Jeffrey Cobb
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Leon Mo
Name:    Leon Mo
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as a Lender

By:    /s/ Rolf Siebert
Name:    Rolf Siebert
Title:    Executive Director

By:    /s/ Gina Sandella
Name:    Gina Sandella
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By:    /s/ Barbara Stacks
Name:    Barbara Stacks
Title:    Vice President

By:    /s/ Tom H.S. Kang
Name:    Tom H.S. Kang
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

EXPORT DEVELOPMENT CANADA,
as a Lender

By:    /s/ Matthew Devine
Name:    Matthew Devine
Title:    Financing Manager

By:    /s/ Christiane de Billy
Name:    Christiane de Billy
Title:    Senior Financing Manager

Signature Page to Second Amendment to Credit Agreement

SOCIETE GENERALE,
as a Lender

By:    /s/ Diego Medina
Name:    Diego Medina
Title:    Director

Signature Page to Second Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

Signature Page to Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ John Prigge
Name:    John Prigge
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender

By:    /s/ Julien Tizorin
Name:    Julien Tizorin
Title:    Director

By:    /s/ Jeffrey B. Ferris
Name:    Jeffrey B. Ferris
Title:    Director

Signature Page to Second Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Lender

By:    /s/ Hussam S. Alsahlani
Name:    Hussam S. Alsahlani
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

COMPASS BANK,
as a Lender

By:    /s/ Daniel Feldman
Name:    Daniel Feldman
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

By:    /s/ David Gurghigian
Name:    David Gurghigian
Title:    Managing Director

By:    /s/ Michael D. Willis
Name:    Michael D. Willis
Title:    Managing Director

Signature Page to Second Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jay Fort
Name:    Jay Fort
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

INTESA SANPAOLO S.p.A.,
as a Lender

By:    /s/ Marco Pizzi
Name:    Marco Pizzi
Title:    Global Relationship Manager

By:    /s/ Jordan Schweon
Name:    Jordan Schweon
Title:    Global Relationship Manager

Signature Page to Second Amendment to Credit Agreement

NBAD AMERICAS N.V.,
as a Lender

By:    /s/ David J. Young
Name:    David J. Young
Title:    Director, Client Relationships

By:    /s/ William F. Ghazar
Name:    William F. Ghazar
Title:    Executive Director, Head of Client
Relationships

Signature Page to Second Amendment to Credit Agreement

THE NORTHERN TRUST COMPANY,
as a Lender

By:    /s/ Keith Burson
Name:    Keith Burson
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

COMERICA BANK,
as a Lender

By:    /s/ L. J. Perenyi
Name:    L. J. Perenyi
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

UMB BANK, N.A.,
as a Lender

By:    /s/ Martin Nay
Name:    Martin Nay
Title:    SVP

Signature Page to Second Amendment to Credit Agreement

BANK OF COMMUNICATIONS CO., LTD.,
NEW YORK BRANCH,
as a Lender

By:    /s/ Shelley He
Name:    Shelley He
Title:    Deputy General Manager

Signature Page to Second Amendment to Credit Agreement

NATIONAL BANK OF KUWAIT S.A.K.,
as a Lender

By:    /s/ Marwan Isbaih
Name:    Marwan Isbaih
Title:    General Manager

By:    /s/ Michael G. McHugh
Name:    Michael G. McHugh
Title:    Executive Manager

Signature Page to Second Amendment to Credit Agreement

SCHEDULE I
SCHEDULE I
COMMITMENTS

Lender	Commitment
The Royal Bank of Scotland plc	$252,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$252,000,000.00
Bank of America, N.A.	$252,000,000.00
Barclays Bank PLC	$252,000,000.00
Citibank, N.A.	$252,000,000.00
Credit Suisse AG, Cayman Islands Branch	$252,000,000.00
DNB Capital LLC	$252,000,000.00
Goldman Sachs Bank USA	$252,000,000.00
JPMorgan Chase Bank, N.A.	$252,000,000.00
Royal Bank of Canada	$252,000,000.00
The Bank of Nova Scotia	$170,000,000.00
BNP Paribas	$170,000,000.00
Deutsche Bank AG New York Branch	$170,000,000.00
Lloyds Bank plc.	$170,000,000.00
Morgan Stanley Bank, N.A.	$170,000,000.00
PNC Bank, National Association	$170,000,000.00
Wells Fargo Bank, N.A.	$170,000,000.00
Mizuho Bank, Ltd.	$120,000,000.00
Bayerische Landesbank, New York Branch	$100,000,000.00
Commerzbank AG, New York and Grand Cayman Branches	$100,000,000.00
Export Development Canada	$100,000,000.00
Societe Generale	$100,000,000.00
Sumitomo Mitsui Banking Corporation	$100,000,000.00
U.S. Bank National Association	$100,000,000.00
Unicredit Bank AG, New York Branch	$100,000,000.00
The Bank of New York Mellon	$75,000,000.00
Compass Bank	$57,000,000.00
Crédit Agricole Corporate & Investment Bank	$50,000,000.00
HSBC Bank USA, National Association	$50,000,000.00
Intesa Sanpaolo S.p.A.	$50,000,000.00
NBAD Americas N.V.	$50,000,000.00
The Northern Trust Company	$50,000,000.00
Comerica Bank	$29,000,000.00
UMB Bank, N.A.	$25,000,000.00
Bank of Communications Co., Ltd., New York Branch	$20,000,000.00
National Bank of Kuwait S.A.K.	$14,000,000.00
Total	$5,000,000,000.00

H-1064305_6                    Schedule I

SCHEDULE III
SCHEDULE III
SUBORDINATION TERMS

As used herein, (a) “Subordinated Debt” means loans made by [describe payee] (“Payee”) to any Subordinated Obligor (as defined below), which loans may (but need not) be evidenced by notes made by a Subordinated Obligor to the order of Payee, as such loans may be renewed, consolidated, amended, extended, or otherwise modified, together with interest and premium, if any, thereon and other amounts payable in respect thereof, including any interest accruing after the date of filing of any Proceeding as hereinafter defined, (b) “this Subordination Agreement” means the provisions of this [Article], (c) “payment in full” or “paid in full” when used in respect of the Senior Obligations means such time as the Lenders have no further commitments to lend or issue Letters of Credit (as defined in the Credit Agreement), all Obligations (as defined in the Credit Agreement) (other than contingent indemnification obligations not yet due and payable) have been paid in full in cash and all Letters of Credit have terminated or have been cash collateralized in accordance with the terms of the Credit Agreement, and (d) “including” means “including without limitation”, and (e) “Person” has the meaning set forth in the Credit Agreement.
Section 1.    Subordination. (a) The payment of any amounts owing in respect of the Subordinated Debt shall be subordinated, to the extent and in the manner hereinafter set forth, to the following (the “Senior Obligations”): (i) all Obligations as defined in Credit Agreement dated as of February 22, 2012, among Phillips 66 (the “Borrower”), Phillips 66 Company (the “Initial Guarantor”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, including any successors thereto, the “Administrative Agent”) (as amended and as the same may be further amended, restated, renewed, extended, increased, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) all obligations under the Subsidiary Guarantee contained in (and as defined in) the Credit Agreement, made by the Initial Guarantor in favor of the Administrative Agent and the Lenders, and (iii) all obligations under any other guaranty made by any Subsidiary (as defined in the Credit Agreement) in favor of the Administrative Agent and the Lenders (the makers of any such guaranty, together with the Initial Guarantor, collectively, the “Guarantors” and together with the Borrower, collectively, the “Subordinated Obligors” and each, a “Subordinated Obligor”), as each such agreement or guaranty described in the foregoing clauses (i) through (iii) may have been or may be amended, restated, renewed, extended, increased, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time, and in each case including interest thereon accruing after the commencement of any Proceeding, whether or not such interest is an allowed claim in such Proceeding.
(b)    As used in this Subordination Agreement, the term “Proceeding” means any of the following in respect of a Subordinated Obligor or its assets or property: insolvency or bankruptcy proceedings, any receivership, reorganization or other similar proceedings, any distribution of assets, an assignment for the benefit of creditors or a marshalling of assets and liabilities, or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of a Subordinated Obligor, whether or not involving insolvency or bankruptcy. In the event of a Proceeding, then:
(i)the holders of the Senior Obligations shall be entitled to receive payment in full of all Senior Obligations before Payee shall receive any payment or distribution on account of Subordinated Debt, and
(ii) any payment by, or on behalf of, or distribution of the assets of, a Subordinated Obligor of any kind or character on account of the Subordinated Debt, whether in cash, securities, property or otherwise, to which Payee would be entitled except for the provisions of this Subordination Agreement shall be paid or delivered by the Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian, liquidating trustee or any other Person) directly to the holders of the Senior Obligations or the Administrative Agent acting on their behalf, payable in accordance with the terms of the Credit Agreement, until the payment in full of all Senior Obligations.
(c)     (i) Upon the occurrence and during the continuation of a Default or Event of Default as defined in the Credit Agreement, Payee agrees not to ask, demand, sue for or take or receive from the Borrower in cash, securities,

H-1064305_6                    Schedule III

property or otherwise, or by setoff, purchase, redemption (including from or by way of collateral) or otherwise, payment of all or any part of the Subordinated Debt, until payment in full of all Senior Obligations.
(ii)    Upon the occurrence and during the continuation of an Event of Default as defined in the Credit Agreement, Payee agrees not to ask, demand, sue for or take or receive from any Guarantor in cash, securities, property or otherwise, or by setoff, purchase, redemption (including from or by way of collateral) or otherwise, payment of all or any part of the Subordinated Debt, until payment in full of all Senior Obligations.
(d)     Payee agrees that no payment or distribution to holders of Senior Obligations pursuant to the provisions of this Subordination Agreement shall entitle Payee to exercise any rights of subrogation in respect thereof, all of which are expressly waived herein, until the Senior Obligations have been paid in full.
(e)     Without the prior written consent of the Administrative Agent, no Subordinated Obligor shall give, or permit to be given and Payee shall not receive, accept or demand, any lien to secure any Subordinated Obligations, on any cash, securities, property or other assets, whether now existing or hereafter acquired, of any Subordinated Obligor.
Section 2.    Waivers and Consents.
(a)Payee waives (i) promptness, diligence, notice of acceptance and any other notice with respect to the Senior Obligations and this Subordination Agreement and any requirement that the Administrative Agent or any Lender exhaust any right or take any action against any Subordinated Obligor or any other Person or any of their respective assets.
(b)All rights and interests of the holders of Senior Obligations hereunder, and all agreements and obligations of Payee and Subordinated Obligors under this Subordination Agreement, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any Credit Agreement or any other Loan Document as therein defined, or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, the Senior Obligations, or any other amendment or waiver of or any consent to or departure from the Credit Agreement or any other Loan Document, including any increase in the Senior Obligations or extension of the maturity thereof; (iii) any holder of Senior Obligations releasing any Subordinated Obligor from all or any part of the Senior Obligations by operation of law or otherwise, (iv) any enforcement or failure to enforce, or any delay in enforcing, any Loan Document; or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Subordinated Obligor or Payee or third party guarantor or surety other than payment in full of the Senior Obligations.
(c)No present or future holder of Senior Obligations shall be prejudiced in its right to enforce subordination of Payee by any act or failure to act on the part of any Subordinated Obligor whether or not such act or failure shall give rise to any right of rescission or other claim or cause of action on the part of Payee.
Section 3.    Reinstatement. This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations in connection with any Proceeding, all as though such payment had not been made.
Section 4.    Termination. This Subordination Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until the earlier of (a) the payment in full of the Senior Obligations and (b) the payment in full in cash of the Subordinated Debt. Upon such payment in full, this Subordination Agreement shall terminate (subject to Section 3); provided that the parties hereto agree to each execute such instruments as may be reasonably requested by any other party hereto to further evidence such termination.
Section 5.    Amendments, Etc. No amendment or waiver of any provision of this Subordination Agreement nor consent to any departure by Payee or any Subordinated Obligor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

H-1064305_6                    Schedule III

Section 6.    Rights of Payee. The provisions of the foregoing paragraphs with respect to subordination are solely for the purpose of defining the relative rights of the holders of Senior Obligations on the one hand, and Payee on the other hand, and none of such provisions shall impair, as between any Subordinated Obligor and Payee, the obligation of such Subordinated Obligor, which is unconditional and absolute, to pay to Payee the principal and interest under the Subordinated Debt in accordance with its terms, nor shall anything in such provisions prevent Payee from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Obligations under such provisions.
Section 7.    Third-Party Beneficiaries. The holders of Senior Obligations are entitled to the benefits of the foregoing subordination provisions and are third-party beneficiaries thereof.
Section 8.    Governing Law. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

H-1064305_6                    Schedule III

ANNEX A
OTHER AMENDMENTS TO THE CREDIT AGREEMENT
1.Amendment to Article 3. Article 3 of the Credit Agreement is amended by adding the following new Section 3.16 to the end:
“Section 3.16    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan or proceeds of any Loan or Letter of Credit will be used in violation of Section 5.8(b).”
2.Amendments to Section 5.1(c) (Financial Reporting Requirements). Section 5.1(c) of the Credit Agreement is amended by deleting “10 days” and replacing it with “10 Business Days”, and Section 5.1(c)(ii) of the Credit Agreement is amended by adding a comma after “Section 6.3(a)”, deleting the word “and” after the words “Section 6.3(a)” and adding “and Section 6.3(c)” after the words “Section 6.3(b)”.
3.Amendment to Section 5.8 (Use of Proceeds). Section 5.8 of the Credit Agreement is amended by designating the existing provisions of such Section as subsection (a) and by adding a new subsection (b) at the end of such section to read as follows: “(b) Neither the Borrower nor any Subsidiary of the Borrower will, directly or, to the knowledge of the Borrower, indirectly, use or lend, contribute, provide or otherwise make available the proceeds of any Loan or any Letter of Credit to any Subsidiary, joint venture partner, or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, in violation of Anti-Corruption Laws or (ii) to fund any activity or business in, of or with, any Sanctioned Country or to fund any activity or business of or with any Person located, organized or residing in any Sanctioned Country or who is the subject of any Sanctions to the extent that any such activity or business, or the funding of any such activity or business, would be in violation of the Sanctions or prohibited for a U.S. Person pursuant to Sanctions.”
4.Amendments to Article 7 (Events of Default). Clause (e)(i) and clause (g) of Article 7 of the Credit Agreement are each amended by deleting “$150,000,000” and replacing it with “$175,000,000”, and Article 7 of the Credit Agreement is amended by adding the word “or” at the end of clause (i) and adding the following new clause (j) to the end:
“(j)    any Subsidiary Guarantee by a Required Guarantor shall fail to be in full force and effect other than in accordance with its terms or as permitted hereby or any action is taken by the Borrower or any Required Guarantor to assert the invalidity or unenforceability of any of the foregoing;”

H-1064305_6                     Annex A

5.Amendment to Section 9.2(a) (Notices). Section 9.2(a) of the Credit Agreement is amended by amending the notice addresses for the Borrower and the Guarantors to read as follows:
The Borrower and the

Guarantors:	Phillips 66
3010 Briarpark Drive, RW-01-1058
Houston, Texas 77042
Attention: Brian R. Wenzel, Vice President and Treasurer
Telecopier: (844) 619-3588
Telephone: (918) 977-9634
Email: debtcompliance2@p66.com

With a copy to:	Phillips 66
3010 Briarpark Drive, PWC-08-8205
Houston, Texas 77042
Attention: Janet Greene, Senior Counsel - Finance and Treasury
Telecopier: (832) 765-1240
Telephone: (918) 977-9618
Email: Janet.Greene@p66.com

6.Amendments to Section 9.6 (Successors and Assigns; Participants; Purchasing Lenders).
(a)The seventh sentence of Section 9.6(b) of the Credit Agreement is amended by deleting the word “an” before the words “agent of the Borrower” and replacing it with “a nonfiduciary”.
(b)The first sentence of Section 9.6(c) of the Credit Agreement is amended by deleting the phrase “(other than the Borrower or any of its Affiliates)” and replacing it with “(other than the Borrower, any of its Affiliates or a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person))”.
(c)Section 9.6(h) of the Credit Agreement is amended by adding the words “or other central bank” after the words “Federal Reserve Bank”.
(d)Section 9.6 of the Credit Agreement is amended by adding the following new subsection (j) to the end as follows: “(j) Notwithstanding anything to the contrary contained herein, if at any time any Issuing Bank assigns all of its Commitment and Loans pursuant to clause (c) of this Section 9.6, such Issuing Bank, may, upon 30 days’ notice to the Borrower and the Lenders, resign as an Issuing Bank. Such resigning Issuing Bank shall retain all the rights, powers, privileges and duties of an Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an Issuing Bank and all L/C Obligations with respect thereto.”
7.Amendment to Article 9 (Miscellaneous). Article 9 of the Credit Agreement is amended by adding the following new Section 9.20 to the end, as follows:
“Section 9.20 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, the Administrative Agent and the Lenders are and have been acting solely as principals and not as the financial advisors, agents or fiduciaries, for the Borrower or any of its Affiliates; (c) the Administrative Agent and the Lenders have not assumed and

H-1064305_6                     Annex A

will not assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any Lender advised or is currently advising the Borrower or any of its Affiliates on other matters) and the Administrative Agent and the Lenders have no obligation to the Borrower or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (d) the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its respective Affiliates, and the Administrative Agent and the Lenders have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship.”

H-1064305_6                     Annex A

ANNEX B
AMENDMENTS TO ARTICLE 2 OF THE CREDIT AGREEMENT
1.     Amendments to Section 2.3 (Procedure for Revolving Credit Borrowing).
(a)Section 2.3(a)(iii) of the Credit Agreement is amended by deleting the words “prior to 12:00 P.M., New York City time” and replacing them with “prior to 3:00 P.M., New York City time”.
(b)Section 2.3(b) of the Credit Agreement is amended by (i) deleting the words “12:30 P.M., New York City time” in clause (ii) of the first sentence thereof and replacing them with “2:00 P.M., New York City time (or, in the case of Reference Rate Loans requested after 1:30 P.M., New York City time, 3:30 P.M., New York City time)”, (ii) deleting the words “at the office of the Administrative Agent set forth in Section 9.2” in clause (x) of the second sentence thereof and replacing them with “to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders”, (iii) deleting the words “2:00 P.M., New York City time” in clause (x)(1) of the second sentence thereof and replacing them with “3:00 P.M., New York City time (or in the case of Reference Rate Loans requested after 1:30 P.M., New York City time, 4:30 P.M., New York City time)” and (iv) adding the following to the end of the last sentence thereof: “within one (1) hour of receipt by the Administrative Agent but in any event no later than 4:00 P.M., New York City time (or, in the case of Reference Rate Loans requested after 1:30 P.M., New York City time, no later than 5:00 P.M., New York City time)”.
(c)The first sentence of Section 2.3(c) of the Credit Agreement is amended by deleting the words “1:00 P.M., New York City time” and replacing them with “(x) 3:00 P.M., New York City time or (y) in the case of any borrowing of Reference Rate Loans that was requested after 1:30 P.M., New York City time, 4:30 P.M., New York City time, in each case”.
2.     Amendments to Section 2.5(a) (Prepayments). Section 2.5(a) of the Credit Agreement is amended as follows: in the first sentence, (i) delete the words “three Business Days’” and replace them with “two Business Days’”, and (ii) delete the words “at least one Business Day prior thereto” and replace them with “on the date of such prepayment”.
3.     Amendment to Section 2.9(c) (Interest Rate). Section 2.9(c) of the Credit Agreement is amended in its entirety to read “[Intentionally Deleted]”.
4.     Amendment to Section 2.10 (Computation of Interest and Fees). Each of Section 2.10(c), Section 2.10(d) and Section 2.10(e) of the Credit Agreement is amended in its entirety to read “[Intentionally Deleted]”.
5.     Amendment to Section 2.11(a)(i) (Inability to Determine Interest Rate; Illegality). Section 2.11(a)(i) of the Credit Agreement is amended in its entirety to read as follows: “the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period; or”.
6.     Amendment to Section 2.14(b) (Other Costs; Increased Costs). Section 2.14(b) of the Credit Agreement is amended by changing the phrase “making or maintaining any Eurodollar Loan” to “making, converting to, continuing or maintaining any Loan” so that the clause that follows clause (iii) of such section reads as follows: “and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan)...”.
7.     Amendments to Section 2.15 (Taxes). Section 2.15 of the Credit Agreement is amended by deleting each reference to “withholding agent” and replacing each such reference with “Withholding Agent”, and by adding the following new clause (i) to the end:
“(i)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders

H-1064305_6                    Annex B

hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
1.Amendment to Section 2.18 (Replacement of Lenders). Section 2.18 of the Credit Agreement is amended as follows: after the words “or if any Lender fails to execute and deliver any amendment, consent or waiver to any Loan Document requested by the Borrower by the date specified by the Borrower (or gives the Borrower or the Administrative Agent written notice prior to such date of its intention not to do so)”, the following words are added: “which amendment, consent or waiver is required to be executed by all Lenders or all affected Lenders”.
2.Amendment to Section 2.19 (Swing Line Commitments). Section 2.19 of the Credit Agreement is amended in its entirety to read “[Intentionally Deleted]”, and the following additional amendments are made:
(a)The reference to Exhibit B in the Table of Contents is amended by deleting the words “Form of Swing Line Note” and replacing them with “[Intentionally Deleted]”. In addition, Exhibit B to the Credit Agreement (Form of Swing Line Note) is deleted in its entirety and replaced with “[Intentionally Deleted]”.
(b)Each of the following definitions is amended by deleting the clause within such definition that is specified below and replacing it with “[Intentionally Deleted]”:
“Available Commitment”: clause (d)
“Commitment”: clause (b)
“Fronting Exposure”: clause (b)
“Interest Payment Date”: clause (d)

(c)Each of the following definitions is amended by deleting the words within such definition that are specified below, each time such words appear within such definition:
“Borrowing Date”: “or in a notice pursuant to Section 2.19”
“Lender”: “the Swing Line Lender and”
“Loan”: “or Swing Line Loan as the context shall require”
“Note”: “or a Swing Line Note, as the context shall require”
“Required Lenders”: “and Swing Line Loans”
“Type”: “, and as to any Swing Line Loan, its nature as an ASK Rate Loan or an ABR Loan”

(d)Each of the following Sections or Subsections is deleted and replaced with “[Intentionally Reserved]”:
Section 2.1(a)(i)
Section 2.22(b)(iv)(x)
Section 2.22(c)(i)
Section 9.1(f)
Section 9.5(a)(iv)

(e)Each of the following Sections is amended by deleting the words and clauses within such definition that are specified below, each time such words and clauses appear within such Section:
Section 2.3(a): “(or, in the case of any borrowing to be used solely to pay a like amount of outstanding Swing Line Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof)”
Section 2.5: “and the Swing Line Loans”, “or Swing Line Loans” “, Swing Line Loans”, “and Swing Line Loans”, “and last to outstanding Swing Line Loans”
Section 2.10: “and the Swing Line Loans (other than ASK Rate Loans)”, “ASK Rate Loans and”, “, the ABR, the ASK Rate”, “the ABR, the ASK Rate or”, and “or the Swing Line Lender, as applicable,”

H-1064305_6                    Annex B

Section 2.12(a): “(except for Swing Line Loans)”
Section 2.22: “and Swing Line Loans”, “; Repayment of Swing Line Loans”, “and Swing Line Lender, as applicable,”, “or Swing Line Lender’s”, “, the Swing Line Lender”, “in Swing Line Loans and” , “(other than Swing Line Loans)” and “New Swing Line Loans/”
Section 4.3(c): “, a request for a Swing Line Loan pursuant to Section 2.19”
Section 9.6: “, the Swing Line Lender,”, “or Swing Line Loans”, “, the Swing Line Lender” and “and Swing Line Loans”
Section 9.7(a): “or Swing Line Loans” and “and Swing Line Loans”
(f)Each of the following Sections is amended as follows:
Section 2.4(c)(i) is amended in its entirety to read as follows: “(i) by adding one or more additional Lenders, each with its own additional Commitment, and any such additional Lenders must be approved by the Administrative Agent and the Issuing Banks (such approvals not to be unreasonably withheld or delayed) and shall become a party as a “Lender” and assume obligations and acquire rights as such additional Lender would have assumed and/or acquired had such additional Lender been an original Lender, or”.
Section 2.9(d)(i) is amended in its entirety to read as follows: “(i) in the case of overdue principal, 2% above the rate which would otherwise be applicable pursuant to Section 2.9(a) or (b) and”.
Clauses (i) and (ii) of the proviso to Section 2.18 are amended in their entirety to read as follows: “(i) the Borrower shall have received the prior written consent of the Administrative Agent and each Issuing Bank, which consents shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee or the Borrower, as applicable,”.
Section 2.21 is amended as follows:
Clause (i) of the proviso to subsection (d) is amended in its entirety to read as follows: “(i) the Borrower shall have received the prior written consent of the Administrative Agent and each Issuing Bank (which consents shall not unreasonably be withheld or delayed), in the case of an assignee that is not a Lender,”.
Subsections (g) and (h) are amended by deleting the following words and clauses each time such words and clauses appear within such subsection: “and Swing Line Loans”, “plus such Lender’s Commitment Percentage of the aggregate principal amount of all Swing Line Loans then outstanding” and “, purchase participations in Swing Line Loans”.
Section 9.5(c) is amended in its entirety to read as follows: “(c)    To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, any Joint Lead Arranger or any Issuing Bank under Section 9.5(a) or Section 9.5(b), each Lender severally agrees to pay to the Administrative Agent, such Joint Lead Arranger or such Issuing Bank, as the case may be, such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Joint Lead Arranger or such Issuing Bank in its capacity as such.”
3.Amendment to Section 2.20(a) (L/C Commitment of each Principal Issuing Bank). Section 2.20(a)(i)(A) of the Credit Agreement is amended by deleting “$300,000,000” and replacing it with “$250,000,000”.

H-1064305_6                    Annex B

4.Amendment to Section 2.20(a) (L/C Commitment). The first paragraph of Section 2.20(a) is amended by revising the text that appears before the first proviso in such paragraph, as follows: delete the phrase “during the period from the Closing Date to the Commitment Termination Date of such Issuing Bank” and replace it with “during the period from the Closing Date to the date that is five Business Days prior to the Commitment Termination Date of such Issuing Bank”.
5.Amendment to Section 2.20(e)(i). Section 2.20(e)(i) is amended by adding the following language at the beginning of subclause (F): “termination of the Commitments or this Agreement or”.
6.Amendment to Section 2.21(a) (Extension of Commitment Termination Date). The first sentence of Section 2.21(a) of the Credit Agreement is amended by (a) deleting “June 10” and replacing it with “anniversary of the Second Amendment Effective Date” and (b) revising the proviso at the end thereof to add the following at the end before the period: “at any time after the Second Amendment Effective Date”.

H-1064305_6                    Annex B

ANNEX C
AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT
1.     New Defined Terms. The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“Alternate Currency Impacted Interest Period”: as defined in the definition of “Eurocurrency Rate”.

“Alternate Currency Screen Rate”: as defined in the definition of “Eurocurrency Rate”.

“Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.
“draft”: when used in connection with any Letter of Credit, any draft or other demand for payment under such Letter of Credit.
“Eurodollar Impacted Interest Period”: as defined in the definition of “Eurodollar Rate”.

“Eurodollar Screen Rate”: as defined in the definition of “Eurodollar Rate”.

“Exchange Rate”: on any day, for purposes of determining the Dollar Equivalent of any Alternate Currency, the rate at which such Alternate Currency may be exchanged into Dollars at the time of determination on such day as set forth on the Reuters WRLD Page for such Alternate Currency. In the event that such rate does not appear on any Reuters WRLD Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such Alternate Currency are then being conducted, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.
“Impacted Interest Period”: each Alternate Currency Impacted Interest Period and each Eurodollar Impacted Interest Period, as applicable.

“Interpolated Rate”: at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the Eurodollar Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Eurodollar Screen Rate for the longest period (for which that Eurodollar Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the Eurodollar Screen Rate for the shortest period (for which that Eurodollar Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.
“Qualified Intercompany Indebtedness”: any Indebtedness that (a) is owed by the Borrower or a Subsidiary to a Subsidiary that is wholly owned by the Borrower, (b) is not secured, and (c) if such Indebtedness is owed by a Loan Party, such Indebtedness is subordinated to the Obligations pursuant to the subordination terms set forth on Schedule III attached hereto.
“Sanctioned Country”: at any time, a country or territory which is itself the subject or target of any Sanctions.
“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department

H-1064305_6                    Annex C

of State, by the United Nations Security Council, the European Union or any European Union member state in which the Borrower or any of its Subsidiaries conducts business or by the Government of Canada, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state in which the Borrower or any of its Subsidiaries conducts business, the Government of Canada or Her Majesty’s Treasury of the United Kingdom.
“Screen Rate”: the Alternate Currency Screen Rate and the Eurodollar Screen Rate, as applicable.
“Second Amendment”: the Second Amendment to Credit Agreement dated as of December 10, 2014 by and among the Borrower, the Initial Guarantor, the Administrative Agent, and the Lenders party thereto.
“Second Amendment Effective Date”: the “Amendment Effective Date” as such term is defined in the Second Amendment, which date is December 10, 2014.
“Withholding Agent”: any Loan Party and the Administrative Agent.

2.     Amendments to Certain Defined Terms. The following definitions are amended as follows:
(a)“ABR”. The definition of “ABR” is amended by adding the following proviso at the end of the first sentence: “provided that, the Eurodollar Rate for any day shall be based on the Eurodollar Rate at approximately 11:00 a.m. London time on such day, subject to the interest rate floor set forth therein”.
(b)“Capital Lease Obligations”. The definition of “Capital Lease Obligations” is amended by revising the proviso at the end to read as follows: “provided that, for all purposes under this Agreement, any lease that would have been considered an operating lease under the provisions of GAAP in effect as of December 31, 2013 shall be treated as an operating lease in a manner consistent with the treatment of such leases under the provisions of GAAP in effect as of December 31, 2013 notwithstanding any modifications or interpretive changes thereto that may occur thereafter”.
(c)“Co-Documentation Agents”. The definition of “Co-Documentation Agents” is amended in its entirety to read as follows: “Co-Documentation Agents”: collectively, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Suisse Securities (USA) LLC, DNB Bank ASA, New York Branch, Goldman Sachs Bank USA and Royal Bank of Canada.
(d)“Co-Syndication Agents”. The definition of “Co-Syndication Agents” is amended in its entirety to read as follows: “Co-Syndication Agents”: collectively, The Royal Bank of Scotland plc and The Bank of Tokyo-Mitsubishi UFJ, Ltd.
(e)“Defaulting Lender”. The definition of “Defaulting Lender” is amended as follows: after the words “writs of attachment on its assets” in the proviso thereof, the following words are added: “(except in the case of immunity with respect to writs of attachment on its assets, Export Development Canada)”.
(f)“Designated Arrangers”. The definition of “Designated Arrangers” is amended in its entirety to read as follows: “Designated Arrangers”: collectively, RBS Securities Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd.
(g)“Dollar Equivalent”. The definition of “Dollar Equivalent” is amended in its entirety to read as follows: “Dollar Equivalent”: on or as of a particular date with respect to an Alternate Currency Loan or a Letter of Credit or L/C Obligations denominated in an Alternate Currency, the equivalent amount of Dollars, determined by the

H-1064305_6                    Annex C

Administrative Agent using the Exchange Rate with respect to such Alternate Currency as at 10:00 a.m. (or as near thereto as may be practicable), New York City time, on or as of such date.
(h)“Eurocurrency Rate”. The definition of “Eurocurrency Rate” is amended in its entirety to read as follows:
“Eurocurrency Rate”: with respect to each Interest Period pertaining to a Eurocurrency Loan:
(a) for Eurodollar Loans, the Eurodollar Rate; and
(b) for Alternate Currency Loans, the rate equal to the rate per annum (rounded upwards to the nearest whole multiple of 1/16 of 1%), as administered by (i) ICE Benchmark Administration (or any other Person that takes over the administration of such rate), for deposits in the applicable Alternate Currency, or (ii) if ICE Benchmark Administration does not administer a rate for deposits in a particular Alternate Currency, such other Person that administers such rate, in each case two Business Days prior to the beginning of such Interest Period in an interbank eurocurrency market where the foreign currency and exchange operations of the Administrative Agent are customarily conducted, at or about 11:00 a.m. London time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Alternate Currency Loan to be outstanding during such Interest Period, as displayed on the Reuters screen page that displays such rate (or, in the event that such rate does not appear on a page of the Reuters screen, on the appropriate page of such other internationally recognized information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) (in each case, the “Alternate Currency Screen Rate”); provided that, if the Alternate Currency Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and provided, further, if the Alternate Currency Screen Rate shall not be available at such time for such Interest Period (an “Alternate Currency Impacted Interest Period”) then the Eurocurrency Rate shall be the Interpolated Rate, provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(i)“Eurodollar Rate”. The definition of “Eurodollar Rate” is amended in its entirety to read as follows:
“Eurodollar Rate”: with respect to any Eurodollar Loan for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “Eurodollar Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Eurodollar Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the Eurodollar Screen Rate shall not be available at such time for such Interest Period (an “Eurodollar Impacted Interest Period”) then the Eurodollar Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(j)“FATCA”. The definition of “FATCA” is amended by adding the following to the end thereof before the period: “and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreement that implements or modifies the provisions of the foregoing (together with any laws implementing such agreement)”.
(k)“Federal Funds Effective Rate”. The definition of “Federal Funds Effective Rate” is amended by adding the following proviso to the end thereof before the period: “provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

H-1064305_6                    Annex C

(l)“Fee Letters”. The definition of “Fee Letters” is amended by adding a comma after “J.P. Morgan Securities LLC”, deleting the word “and” immediately thereafter, and adding the following to the end thereof before the period: “and the fee letters dated November 18, 2014, executed by the Borrower in connection with the Second Amendment”.
(m)“Financial Officer”. The definition of “Financial Officer” is amended by adding the following after the word “treasurer”: “, assistant treasurer”.
(n)“Indebtedness for Borrowed Money”. The definition of “Indebtedness for Borrowed Money” is amended to add the following sentence to the end: ““Indebtedness for Borrowed Money” shall not include “Qualified Intercompany Indebtedness”.
(o)“Joint Lead Arrangers”. The definition of “Joint Lead Arrangers” is amended in its entirety to read as follows: “Joint Lead Arrangers”: collectively, RBS Securities Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, DNB Markets, Inc., Goldman Sachs Bank USA, J.P. Morgan Securities LLC and Royal Bank of Canada.
(p)“L/C Obligations”. The definition of “L/C Obligations” is amended by changing the words “International Standby Practices” to “the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance and subject to which such Letter of Credit has been issued)”.
(q)“Principal Issuing Bank”. The definition of “Principal Issuing Bank” is amended in its entirety to read as follows: “Principal Issuing Bank”: each of The Royal Bank of Scotland plc, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, DNB Bank ASA, New York Branch, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Royal Bank of Canada.
(r)“Reference Rate”. The definition of “Reference Rate” is amended in its entirety to read as follows: “Reference Rate”: for any day the ABR for such day.
3.     Deleted Defined Terms. The following definitions are hereby deleted from Section 1.1 of the Credit Agreement: “ABR Loans”, “ASK Rate”, “ASK Rate Loans”, “Reference Lenders”, “Refunded Swing Line Loans”, “Swing Line Commitment”, “Swing Line Lender”, “Swing Line Loan”, “Swing Line Note”, and “Swing Line Participation Amount”.

H-1064305_6                    Annex C